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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Earl Scheib, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Earl Scheib, Inc.
15206 Ventura Boulevard, Suite 200
Sherman Oaks, California 91403

Notice of 2004 Annual Meeting of Shareholders
To the Shareholders of
EARL SCHEIB, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EARL SCHEIB, INC. (the "Company") will be held in the Palisades Room at the Courtyard by Marriott Hotel located at 15433 Ventura Blvd., Sherman Oaks, California on Tuesday, November 2, 2004 at 10:00 a.m., for the following purposes:

  (1)
  To elect five directors, each for a term of one year and until their successors shall have been duly elected and qualified.

  (2)
  To approve the 2004 Equity Incentive Plan.

  (3)
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Only shareholders of record at the close of business on September 24, 2004 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments or postponements thereof.

        Your attention is called to the Proxy Statement and accompanying proxy card. You are requested, whether or not you plan to be present at the meeting, to sign, date and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote your own shares at the meeting.

        A copy of the Company's 2004 Annual Report on Form 10-K and First Quarter Report of Form 10-Q for the quarter ended July 31, 2004 accompany this Notice but are not a part of the proxy solicitation material.

By order of the Board of Directors
David I. Sunkin Vice President & General Counsel, Secretary

Sherman Oaks, California
October 1, 2004

IF YOU PLAN TO ATTEND:

        Please note that attendance is limited to shareholders only. Each shareholder may be asked to present valid picture identification. Shareholders holding stock in brokerage accounts ("street name") will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to gain admission to the meeting.

        Earl Scheib, Inc. is listed and traded on the American Stock Exchange (Symbol "ESH").

Earl Scheib, Inc.
15206 Ventura Boulevard, Suite 200
Sherman Oaks, California 91403

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To be held November 2, 2004 at 10:00 a.m.

GENERAL INFORMATION

        This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Earl Scheib, Inc., a Delaware corporation (the "Company"), to be used at the 2004 Annual Meeting of Shareholders to be held on Tuesday, November 2, 2004, and any adjournments or postponements thereof (the "Annual Meeting"). Shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the Annual Meeting. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

        This Notice of Annual Meeting and Proxy Statement is being mailed to shareholders on or about October 1, 2004.

Record Date, Shares Outstanding and Voting

        Only shareholders of record at the close of business on September 24, 2004, are entitled to notice of and to vote at the Annual Meeting, each share having one vote. On the record date, the Company had issued and outstanding 4,379,682 shares of its Common Stock, par value $1.00, held by approximately 230 holders of record.

        In electing directors, shareholders may vote in favor of all nominees, withhold their votes from all nominees or withhold their votes from specific nominees. Directors will be elected by a plurality of votes cast by holders of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote for the election of directors. Approval of any other proposals will require the affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

Quorum, Broker Voting, Effect of Abstentions

        The presence of holders of a majority of the voting power of the shares of the stock entitled to vote at the Annual Meeting, in person or by properly executed proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented in person or by proxy will be counted for the purposes of determining whether a quorum is present at the Annual Meeting. Shares that abstain from voting on any proposal will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists, and will be treated as a vote against that proposal.

        The Company's common stock is listed on the American Stock Exchange. The American Stock Exchange has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters ("discretionary matters") but do not have discretion to vote uninstructed shares as to certain other matters ("non-discretionary matters"). The Company expects that the American Stock Exchange will evaluate the proposals to be voted on at the Annual Meeting to determine whether each proposal is a discretionary or non-discretionary matter. The Company expects that the election of directors will be deemed to be a discretionary matter, and brokers will be permitted to vote uninstructed shares as to such matters. However, the Company anticipates that the shareholder proposal regarding approval of the 2004 Equity Incentive Plan will be deemed to be non-discretionary matters, and brokers will not be permitted to vote uninstructed shares as to that matter. A broker may return a proxy on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker's inability to vote with respect to the non-discretionary matters is referred to as a "broker non-vote." Broker non-votes will be counted for the purpose of determining the presence of a quorum, but shares represented by broker non-votes will not be counted in determining the number of shares entitled to vote on non-discretionary matters. Thus, broker non-votes do not have any effect as to whether a proposal regarding a non-discretionary matter is approved.

Voting of Proxies

        All shares of Common Stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If the enclosed proxy card is executed and returned without instructions as to how it is to be voted, the proxy card will be deemed an instruction to vote:

  •
  FOR the election as directors of the nominees named in this Proxy Statement; and

  •
  FOR the approval of the 2004 Equity Incentive Plan.

        The Board of Directors does not know of any matters other than those described in the notice of the Annual Meeting that are to come before the Annual Meeting. If any other matters are presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purposes of soliciting additional proxies for or against a given proposal, the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on such matters as they see fit.

Revocation of Proxies

        Any proxy regarding shares of Common Stock given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

  •
  delivering to the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

  •
  duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting; or

  •
  attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

        Any written notice of revocation or subsequent proxy should be sent to Secretary, Earl Scheib, Inc., 15206 Ventura Boulevard, Suite 200, Sherman Oaks, California 91403, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting. Shareholders that have instructed a broker to vote their shares must follow directions received from the broker in order to change their vote or to vote at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table indicates the number of shares of the Company's Common Stock beneficially owned as of September 24, 2004, by (i) all persons known to the Company who own more than 5% thereof, (ii) all directors and nominees for director of the Company, (iii) each of the Named Executives (as defined in this Proxy Statement) and (iv) all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)		Percent of Outstanding Shares
Dimensional Fund Advisors, Inc 1229 Ocean Avenue, Suite 650 Santa Monica, CA 90401	255,700	(b)	5.8%
Gabelli Funds, Inc. and Affiliates One Corporate Center Rye, NY 10580	1,732,860	(c)	39.6%
Estate of Earl A. Scheib c/o Greg Kling Kling, Lee & Patrick 12750 Center Court Dr. #250 Cerritos, CA 90703	526,800	(d)	12.0%
Lawndale Capital Management, LLC 1 Sansome Street #3900 San Francisco, CA 94104	536,600	(e)	12.3%
Enterprise Group of Funds 3343 Peachtree Rd., #450 Atlanta, GA 30326	310,000	(f)	7.1%
Christian K. Bement	228,250	(g)	5.2%
Allan E. Buch	19,750	(h)	*
James P. Burra	0		*
Robert M. Smiland	22,250	(i)	*
Salvatore J. Zizza	0		*
Charles E. Barrantes	56,666	(j)	1.3%
David I. Sunkin	58,316	(k)	1.3%
James E. Smith	33,333	(l)	*
John K. Minnihan	18,080	(m)	*
All directors, nominees for director and executive officers as a group (9 persons)	436,645	(n)	10.0%

*
Indicates ownership of less than 1% of the Company's Common Stock based on 4,379,682 shares issued and outstanding on September 24, 2004.

(a)
Except as noted below, each of such beneficial owners exercises sole voting and investment power over all shares shown. Amounts include shares owned outright plus shares that could be acquired on or before November 23, 2004.

(b)
According to a Securities and Exchange Commission Schedule 13G, dated February 6, 2004, Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. All securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(c)
According to a Securities and Exchange Commission Schedule 13D, dated September 13, 2004, Gabelli Funds, Inc. and its affiliates hold all such shares for the benefit of their clients. Gabelli Funds, Inc. claims beneficial ownership of all 1,678,260 shares, except for 9,460 shares owned by Mario J. Gabelli as an individual.

(d)
According to a Securities and Exchange Commission Form 4 dated October 7, 2003.

(e)
According to a Securities and Exchange Commission Schedule 13D, dated September 17, 2004.

(f)
According to a Securities and Exchange Commission Schedule 13G dated February 13, 2001.

(g)
Includes 28,250 shares owned outright and 200,000 shares that may be acquired upon the exercise of employee stock options that are exercisable within 60 days of September 24, 2004.

(h)
Includes 4,750 shares owned outright and 15,000 shares that may be acquired upon the exercise of directors' stock options that are exercisable within 60 days of September 24, 2004.

(i)
Includes 7,250 shares owned outright and 15,000 shares that may be acquired upon the exercise of directors' stock options that are exercisable within 60 days of September 24, 2004.

(j)
All 56,666 shares may be acquired upon the exercise of employee stock options that are exercisable within 60 days of September 24, 2004, 2004.

(k)
Includes 1,500 shares owned outright, 150 shares held as a custodian for Mr. Sunkin's minor child, and 56,666 shares that may be acquired upon the exercise of employee stock options that are exercisable within 60 days of September 24, 2004.

(l)
Includes 9,000 shares owned outright and 24,333 shares that may be acquired upon the exercise of employee stock options that are exercisable within 60 days of September 24, 2004.

(m)
Includes 747 shares owned outright and 17,333 shares that may be acquired upon the exercise of employee stock options that are exercisable within 60 days of September 24, 2004.

(n)
Includes 51,647 shares owned outright and 384,998 shares that may be acquired upon the exercise of director or employee stock options that are exercisable within 60 days of September 24, 2004.

ITEM 1—ELECTION OF DIRECTORS

        Five persons are to be elected to the Board of Directors, each for a term of one year, commencing on the date of the Annual Meeting and continuing until the Annual Meeting of Shareholders to be held in 2005 and until their successors have been duly elected and qualified. Of the five nominees, Christian Bement may be deemed a "controlling person" of the Company.

        All of the nominees are currently serving as directors of the Company. In the event that any nominee for director would become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

        No arrangement or understanding exists between any nominee and the Company or, to the knowledge of the Company, any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

Information Concerning Directors and Nominees to Board of Directors

        The following table sets forth the principal occupation or employment and principal business of the employer, if any, of each director of the Company, as well as his age, business experience, other directorships held by him and the period during which he has served as director of the Company:

Name, Age and Present Position	Principal Occupation for the Past Five Years; Other Directorships; Business, Experience
Robert M. Smiland, 48 Chairman of the Board	A director since December 2001, Mr. Smiland became Chairman of the Board in February 2004. Mr. Smiland is Chief Executive Officer of Smiland Paint Company and a partner in Smiland Land Company. He also serves in various fiduciary capacities in a number of civic and community organizations, including as a Trustee at the University of California Foundation at Berkeley where he graduated in 1978. Mr. Smiland is a member of the Company's Audit Committee and Compensation Committee.
Christian K. Bement, 62 President and Chief Executive Officer
Mr. Bement became President and Chief Executive Officer on January 1, 1999 and served as Interim Chairman of the Board from December 2002 until January 2004. Mr. Bement previously served the Company as its Executive Vice President and Chief Operating Officer since February 1995 and became a director in 1997. Prior thereto and for over 25 years, Mr. Bement served in various senior executive positions at Thrifty Corporation, a sporting goods and drug retailer. Mr. Bement serves on the Board of Directors of Sun Healthcare Group (NASDAQ), a provider of long-term specialty healthcare services in the United States.
Allan E. Buch, 67 Director
A director since March 2002, Mr. Buch is a private investor and was the co-founder and former Chief Executive Officer of Empco Industries, an automotive tire and wheel distributor in the United States and international markets. Mr. Buch was also the co-founder and President of Capital Group Tire Sales, an operator of a chain of approximately 95 retail stores in 10 states which sold tires, brakes, batteries and other related automotive products until its sale in 1990. He serves as a Trustee at the University of California Foundation at Berkeley. Mr. Buch is a member of the Company's Compensation Committee.
James P. Burra, 62 Director
A director since March 2004, Mr. Burra is, and since 1989, has been, Chief Executive Officer of Endural/Hoover Group, Inc., a manufacturer of material handling containers. Mr. Burra serves as a director of Semtech Corporation (NASDAQ), a manufacturer and marketer of analog semiconductors, and Hoover Group, Inc., a private company that manufactures intermediate bulk containers. Mr. Burra serves as Chairman of the Company's Audit Committee.

Salvatore J. Zizza, 58 Director
A director since March 2004, Mr. Zizza is, and since 1995, has been, Chairman of Bethlehem Corporation (AMEX), which provides thermal and filtration process solutions, equipment, systems and technology to the semiconductor and aerospace industries. From 1985 to 1997, Mr. Zizza was Chairman and Chief Executive Officer of LVI Group Inc., which acquired a construction company previously owned by Mr. Zizza. Mr. Zizza serves as a director on a variety of the Gabelli Funds, Inc. and affiliates funds, and Hollis Eden Pharmaceuticals (NASDAQ), a pharmaceuticals company. Mr. Zizza serves on the Company's Audit Committee and is Chairman of the Compensation Committee.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS NAMED HEREIN.

THE BOARD OF DIRECTORS

Meetings, Organizations and Remuneration

        During fiscal 2004, the Board of Directors met seven (7) times and took action by unanimous written consent five (5) times. Each director attended at least 75% of all applicable Board and committee meetings. The Board has determined that all directors, except Mr. Bement, meet the "independence" requirements of the American Stock Exchange and the Securities and Exchange Commission.

        For their services on the Board during fiscal 2004, all non-employee directors were paid $9,000 as a retainer, payable in equal monthly cash installments of $750, which includes compensation for all regular, special and committee meetings. In addition, in March 2004, all of the non-employee directors who were members of the Board in September 2003 were paid an additional cash retainer of $6,120. Mr. Smiland was paid an additional $10,000 in cash for his services as Chairman of the Board and granted an option to purchase 20,000 shares of Company Common Stock during fiscal 2004, and Mr. Burra was paid an additional $1,500 in cash for his services as Chairman of the Audit Committee during fiscal 2004.

        Effective March 1, 2004, the Board approved a change in director compensation. For all future fiscal years, non-employee directors, except Mr. Smiland, will be paid an annual retainer of $18,000 which includes compensation for all regular, special and committee meetings. $9,000 of this retainer will be payable in equal monthly cash installments of $750, and $9,000 will be payable promptly after the Company's Annual Meeting of Shareholders in shares of Company Common Stock based on its closing price on the date of the Annual Meeting (or if the Annual Meeting is not held on a business day, on the business day immediately preceding the Annual Meeting). Mr. Smiland, as the Chairman of the Board, will receive an annual cash retainer of $40,000 and the Chairman of the Audit Committee will receive an additional annual cash retainer of $9,000.

Audit Committee

        In fiscal 2004, the Audit Committee adopted a revised written charter pursuant to which, among other things, it (i) has the authority to retain or replace a firm of independent certified public accountants to conduct the annual audit of the Company's financial statements; (ii) reviews with such accounting firm the scope and results of the annual audit; (iii) reviews the adequacy of the Company's system of internal accounting controls, the quality of the Company's accounting principles and judgments made in connection with the preparation of the financial statements, and the clarity and adequacy of the Company's disclosures in the financial statements with management and such independent accountants; (iv) reviews fees charged by the independent accountants for professional services; (v) reviews pronouncements as to accounting standards for their applicability to the Company; (vi) reviews with management and such independent accountants the Company's annual and quarterly financial statements prior to the filing of its Form 10-K or Form 10-Q, respectively; (vii) establishes procedures for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential anonymous submission of concerns by employees regarding accounting and auditing matters; and (viii) reviews and discusses with management and the independent accountants the adequacy and effectiveness of the Company's legal, regulatory and ethical compliance programs. The Audit Committee's charter is attached as Annex A to this Proxy Statement.

        The Company's independent public accountants are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. The Audit Committee consists of three non-employee directors, Messrs. James P. Burra, who acts as Chairman, Salvatore J. Zizza and Robert M. Smiland. The Committee met four times during fiscal 2004.

        Each member of the Audit Committee meets the "independence" requirements of the American Stock Exchange and the Securities and Exchange Commission. The Board has determined that each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board of Directors has determined that James P. Burra qualifies as an "audit committee financial expert" within the meaning of the Securities and Exchange Commission rules.

Compensation Committee

        The Compensation Committee consists of three non-employee directors, Messrs. Salvatore J. Zizza, who acts as Chairman, Allan E. Buch and Robert M. Smiland. The Compensation Committee met one time during fiscal 2004.

        The purpose of the Compensation Committee is to develop, evaluate, and in certain instances, approve or determine the Company's compensation plans, policies, and programs. The Committee's responsibilities in connection therewith include reviewing and approving all salary arrangements and other compensation for officers of the Company and administering the Company's incentive plans and stock option or equity participation plans.

        The Compensation Committee has access to, and in its discretion may meet with, any officer or other employee of the Company or its subsidiaries. The Committee meets at least once each fiscal year without the Chief Executive Officer present. The Committee may utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, in its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

        The Compensation Committee may, in its discretion, utilize the services of a compensation consultant or other professional or expert to provide data and advice to the Committee regarding the compensation of executives of the Company and to assist the Committee in performing its other responsibilities. The retention and, where appropriate, the termination of such compensation consultant are at the sole discretion of the Committee without the participation of any officer or other member of management of the Company. The Committee, in its sole discretion, approves the fees to be paid to the compensation consultant and any other terms of the engagement of the compensation consultant.

Compensation Committee Interlocks And Insider Participation

        No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the fiscal year or any prior fiscal year. None of the executive officers of the Company has served on the Board of Directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

Nominating Function

        The Board does not have a nominating committee. Instead, the nominating function is performed by the Company's independent directors, namely Allen E. Buch, James P. Burra, Salvatore J. Zizza and Robert M. Smiland, each of whom meets the independence standards of the American Stock Exchange. In the Board's opinion, a separate nominating committee to perform the nominating function is unnecessary, as each of the Company's independent directors already participates in the nomination process. The independent directors are responsible for the following: identifying individuals qualified to be candidates for the Board of Directors consistent with criteria established by the Board; developing and reviewing background information for candidates; evaluating individuals suggested by share owners; and making recommendations to the Board regarding such candidates. The policies and procedures governing the nominating function were adopted by formal resolutions of the Board, a copy of which are attached as Annex B to this Proxy Statement.

        The Company's policies and procedures contain provisions concerning the process of selecting candidates for director positions and the role of the independent directors in identifying director qualifications and potential candidates. Pursuant to those policies and procedures, the full Board of Directors is responsible for selecting candidates for Board membership, and the Board delegates to the Company's independent directors the process of identifying individuals qualified to become directors and recommending to the Board for selection the candidates for all directorships to be filled by the Board or by the Company's stockholders.

        The policies and procedures also contains provisions concerning the process for identifying candidates. Pursuant to these provisions, the independent directors actively seek to identify individuals qualified to become Board members for recommendation to the Board. The independent directors screen candidates to fill vacancies on the Board and conduct all necessary and appropriate inquiries into the background and qualifications of potential nominees. The independent directors recommend to the Board director nominees for each annual meeting of shareholders.

        Pursuant to the policies and procedures, the independent directors are responsible for establishing criteria for the selection of new directors to serve on the Board. The independent directors are also charged with reviewing with the Board on an annual basis the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, and in accordance with the guidelines established by the independent directors. This review includes an assessment of the expertise, diversity and independence of the Board and its members, as well as such other factors as may be determined by the independent directors to be appropriate for review, all in the context of an assessment of the perceived needs of the Board at that point in time. The independent directors also recommend members of the Board to serve on the various committees of the Board, and consider the criteria for service set forth in the charter for such committees, if applicable.

Qualifications of Nominees

        Pursuant to the Company's policies and procedures on director nominations, the independent directors evaluate potential nominees for election to the Board of Directors on the basis of all factors they consider appropriate, which include the following:

  •
  strength of character;

  •
  mature judgment;

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  career specialization;

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  relevant technical skills;

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  diversity; and

  •
  the extent to which the potential nominee would fill a present need on the Board.

        The issue of whether the nominee would be an independent director of the Company is also considered, in the context of the overall independence of the Board of Directors and the independence of the committees of the Board.

Internal Process for Identifying Candidates

        The independent directors, on a periodic basis, solicit ideas for possible candidates from a number of sources, including members of the Board, individuals personally known to the members of the Board, research undertaken by or on behalf of the independent directors and professional search firms. The independent directors evaluate candidates using the same criteria regardless of the source of the candidacy.

Shareholder Nominees

        Any shareholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of shareholders if the shareholder complies with the advance notice provisions for such nomination contained in the Company's Bylaws and applicable law. These provisions are described below. The required notice should be sent to: Secretary, Earl Scheib, Inc, 15206 Ventura Boulevard, Suite 200, Sherman Oaks, California 91403. Any nomination made by a shareholder in accordance with the Company's Bylaws and applicable law is referred to the independent directors, and any materials provided by the shareholder in connection with such a nomination or recommendation are forwarded to the independent directors.

        The policies and procedures adopted by the Board to govern the nominating function do not address the issue of nominations by shareholders. It is the view of the Board that in the unlikely event that the Company received a nomination from a shareholder, the independent directors within the purview of discharging its oversight role would be charged with investigating such candidate and determining whether to recommend such candidate just as they would for a candidate identified by the independent directors, and that the issue of shareholder nominations does not need to be specifically addressed in the Company's policies and procedures regarding the nominating function.

        Under the Company's Bylaws, the Board and/or Nominating Committee, if the Board chooses to establish a Nominating Committee, will accept nominees from shareholders if the procedures set forth in the Bylaws are satisfied. Under the Bylaws, nominations by any shareholder must be made to the secretary of the Company and received by the secretary not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting for that year; provided however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder will be timely if the nomination is received within fifteen (15) days of the day on which such notice of the date of the meeting was publicly disclosed or mailed.

        The shareholder's notice must contain the information prescribed by the Company's Bylaws, including the following information about the nominee:

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  his or her name, age, business address and residence address;

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  his or her principal occupation or employment;

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  the number of shares of the Company's stock beneficially owned by him or her; and

  •
  any other information relating to him or her required to be disclosed in solicitations for proxies for election of directors pursuant to applicable Securities and Exchange Commission rules and regulations.

        The shareholder's notice must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as director if elected, and must also contain the following information about the shareholder making the nomination:

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  his or her name and record address;

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  the number of shares of the Company's stock beneficially owned by him or her;

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  a description of all arrangements or understandings between the nominating shareholder and his or her proposed nominee and any other persons pursuant to which the nominations are to be made by the shareholder;

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  a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate his or her proposed nominee; and

  •
  any other information relating to him or her required to be disclosed in solicitations for proxies for election of directors pursuant to applicable Securities and Exchange Commission rules and regulations.

Shareholder Communications

        The independent directors of the Company have unanimously approved a process by which shareholders of the Company and other interested persons may send communications to any of the following: (a) the Board of Directors, (b) any committee of the Board or (c) the independent directors. Such communications should be submitted in writing by mailing them to the relevant addressee at the following address:

  [Addressee]
  Earl Scheib, Inc.—Secretary
  15206 Ventura Boulevard, Suite 200
  Sherman Oaks, California 91403

        Any such communications will be relayed to the Board members that appear as addressees, except that the following categories of communications will not be so relayed (but will be available to Board members upon request):

  •
  Communications concerning company products and services;

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  Solicitations;

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  Matters that are entirely personal grievances; and

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  Communications about litigation matters.

Attendance at Annual Meeting

        The Company encourages, but does not require, its directors to attend each Annual Meeting, and each director has informed the Company that he plans to attend this Annual Meeting. There were six directors at the time of the Company's last Annual Meeting of Stockholders, and all six attended that meeting.

Code of Ethics

        The Company has adopted a Code of Ethics applicable to the principal executive officer and senior financial executives, including the chief financial officer and the controller, of the Company, as well as all employees and directors of the Company. The Code of Ethics has been filed as Exhibit 14 to the Company's Annual Report on Form 10-K for fiscal 2004 and is available online on the EDGAR database of the Securities and Exchange Commission at www.sec.gov.

EXECUTIVE OFFICERS OF THE COMPANY

        The executive officers of the Company, their ages and their positions are set forth below.

Name	Age	Position
Christian K. Bement	62	President and Chief Executive Officer
Charles E. Barrantes	52	Vice President and Chief Financial Officer
David I. Sunkin	37	Vice President and General Counsel, Secretary
James E. Smith	56	Vice President—Shop Operations
John K. Minnihan	67	Vice President—Finance

        Mr. Bement became President and Chief Executive Officer on January 1, 1999 and Interim Chairman on December 13, 2002. Mr. Bement previously served the Company as its Executive Vice President and Chief Operating Officer since February 1995 and became a director in 1997. Prior thereto and for over 25 years, Mr. Bement served in various senior executive positions at Thrifty Corporation, most recently, from 1990-1994, as Executive Vice President. Mr. Bement serves on the Board of Directors of Sun Healthcare Group (NASDAQ), a provider of long-term specialty healthcare services in the United States.

        Mr. Barrantes became Vice President and Chief Financial Officer of the Company in August 1999. From July 1998 through July 1999, he was Vice President, Chief Financial Officer and Secretary of Medical Device Alliance Inc., a medical device company. In 1997, Mr. Barrantes was Vice President and Chief Financial Officer of Whittaker Corporation, a NYSE-listed diversified company involved in the aerospace, defense electronics and global networking industries, and in 1996-1997, Executive Vice President, Chief Financial Officer and Secretary of Thompson PBE, Inc., a NASDAQ company that distributed paint and related supplies to the collision repair industry.

        Mr. Sunkin has served as Vice President and General Counsel and Secretary since November 1995. Mr. Sunkin is the Company's Chief Legal Officer handling the Company's various legal matters. Mr. Sunkin also supervises and manages the Company's real estate, corporate human resources/employee benefits and risk management departments and handles various strategic matters and planning for the Company. Prior to that, Mr. Sunkin was an Associate in the Business Practices Group of the law firm Buchalter, Nemer, Fields & Younger, P.C.

        Mr. Smith has served as Vice President—Shop Operations since December 1995. Prior to that and for more than 10 years, Mr. Smith served the Company in various operational capacities.

        Mr. Minnihan has served as Vice President—Finance since April 1996. Prior to that and for more than 10 years, Mr. Minnihan served as the Company's Chief Financial Officer.

EXECUTIVE COMPENSATION

        The following tables and narrative text discuss the compensation paid in fiscal 2004 and the two prior fiscal years to the Company's Chief Executive Officer and the Company's other executive officers whose disclosure of compensation is required pursuant to the rules of the Securities and Exchange Commission (the "Named Executives").

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
All Other Compensation($)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)
(2)
Christian K. Bement President & Chief Executive Officer(1)	2004 2003 2002	236,922 238,333 220,000	0 48,000 0	0 0 0	8,006 4,087 4,400
Charles E. Barrantes Vice President & Chief Financial Officer(1)	2004 2003 2002	168,421 169,912 155,008	0 48,000 0	0 0 10,000	2,623 540 0
David I. Sunkin Vice President & General Counsel, Secretary(1)	2004 2003 2002	142,505 153,914 140,838	0 48,000 15,000	0 0 10,000	5,935 4,112 3,938
James Smith Vice President—Shop Operations	2004 2003 2002	142,005 119,503 107,735	0 0 0	0 0 5,000	12,648 4,717 4,795
John K. Minnihan Vice President—Finance	2004 2003 2002	138,739 116,814 107,546	0 0 0	0 0 5,000	11,880 10,011 9,972

(1)
Messrs. Bement, Barrantes and Sunkin are each entitled to termination benefits under certain circumstances. In addition, Messrs. Bement, Barrantes and Sunkin are entitled to supplemental termination benefits and other compensation in the event of a "change in control" of the Company, as described in the Earl Scheib, Inc. Modified Executive Retention and Incentive Plan discussed under the heading "Employment Agreements and Change in Control Arrangements."

(2)
The amounts shown in this column for fiscal 2004 are as follows: Mr. Bement $5,458 as matching contribution by the Company under the Earl Scheib, Inc. Employee Savings Plan ("401-K") and $2,548 as premium for Long Term Disability ("LTD") benefits; Mr. Barrantes $827 as Company matching contribution to his 401-K Plan and $1,796 as premium for LTD benefits; Mr. Sunkin $2,100 as Company matching contribution to his 401-K Plan, $2,340 as premium for LTD benefits and $1,495 for the payment of life insurance premium; Mr. Smith $2,888 as Company matching contribution to his 401-K Plan, $1,506 as premium for LTD benefits, $1,000 for the payment of life insurance premium, $1,534 for payment of Supplemental Employee Retirement Plan ("SERP") premium for the benefit of Mr. Smith, $4,800 as an automobile allowance and $920 which reflects the estimated fair market value of a vehicle transferred by the Company to Mr. Smith during fiscal 2004; and Mr. Minnihan $2,682 as Company matching contribution to his 401-K Plan, $3,000 for the payment of life insurance premium, $1,390 as premium for LTD benefits and $4,808 for payment of SERP premium for the benefit of Mr. Minnihan.

Option/SAR Grants In Last Fiscal Year

        There were no grants of options or stock appreciation rights to the Named Executives in fiscal 2004.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth below information with respect to previously granted options which were exercised (if any) or which remain outstanding for the Named Executives.

			Number of Unexercised Options at FY-End (#)			Value of Unexercised In-the Money Options ($)(1)
Name	On Exercise (#)	Value Realized ($)
			Exercisable		Unexercisable	Exercisable	Unexercisable
Christian K. Bement	0	0	200,000		0	0	0
Charles E. Barrantes	0	0	56,666		3,334	500	250
David I. Sunkin	0	0	56,666		3,334	500	250
James E. Smith	0	0	29,333	(2)	1,667	500	250
John K. Minnihan	0	0	34,333	(2)	1,667	500	250

(1)
Value based upon $3.15 closing price per share of Common Stock on April 30, 2004.

(2)
Includes 5,000 and 17,000 options that expired on June 27, 2004 for Messrs. Smith and Minnihan, respectively.

Employment Agreements and Change in Control Arrangements

        All of the Company's employees, including its Named Executives, are employed on an at will basis by the Company. Messrs. Bement, Barrantes and Sunkin are entitled to severance benefits if they are terminated for reasons other than "just cause," as defined in their agreements with the Company.

        In fiscal 2003, the Committee recommended and the Board of Directors ratified and approved the adoption of the Earl Scheib, Inc. Modified Executive Retention and Incentive Plan (the "Incentive Plan") to align the interests of certain members of Company management with the interests of the shareholders in light of the Company's review of strategic alternatives to maximize shareholder value. The Committee, which engaged the services of independent legal experts to assist with the design, negotiation and preparation of the Incentive Plan, concluded that providing certain executives with specific incentives and protections was appropriate in light of the significant additional work to be performed by these executives, the importance of these executives to the review of strategic alternatives and the uncertainties surrounding the review process. The Incentive Plan covers Messrs. Bement, Barrantes and Sunkin. Under the Incentive Plan, as modified by the Compensation Committee in July 2004, these executives will be entitled to a supplemental severance payment upon the termination of their employment in certain circumstances. In addition, these executives will be entitled to a change in control transaction bonus if they remain employed by the Company until such a change in control or if their employment is terminated in certain circumstances.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

        To the fullest extent permitted under applicable laws and regulations, the following Report of the Compensation Committee covering the Company's fiscal year ended April 30, 2004, and the performance graph that follows shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the liabilities of Section 18 of the Exchange Act. To the fullest extent permitted under applicable laws and regulations, the Report and the Performance Graph that follows shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

        The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") is responsible for administering the executive compensation plans and programs of the Company including the 1994 Performance Employee Stock Option Plan and for making recommendations to the Board of Directors regarding the compensation and benefits provided to the Chief Executive Officer and the other executive officers. Each member of the Compensation Committee, whose names are set forth below this report, is an independent director of the Company.

Compensation Policies

        The Company's executive compensation programs are designed to:

  1.
  Motivate executive officers to enhance the Company's performance for the benefit of its shareholders.

  2.
  Reward executives for superior individual contributions to the achievement of the Company's business and strategic objectives.

  3.
  Align the interests of the Company's executive officers and key employees with the interests of its shareholders through equity and performance based compensation programs.

        For fiscal 2004, the key elements of the compensation program for executive management were base salary, cash bonuses and stock option grants. The Compensation Committee reevaluates executive compensation periodically to institute compensation packages which relate in part to overall Company performance and the strategic direction of the Company and are similar to compensation packages awarded to similar positions and functions in the industry. The Compensation Committee has previously retained an independent executive compensation consulting firm and management compensation attorneys to evaluate the competitive position and structure of the Company's executive compensation plans and programs. The Committee does not follow these principles mechanically, but uses experience and judgment in determining compensation for each executive officer.

Base Salary

        Base salary levels generally are determined on the Compensation Committee's assessment of prevailing levels among similarly sized and situated publicly-held companies. The Compensation Committee also considers other factors, including the Company's financial performance, the depth of the duties and functions of each of the Named Executives, the individual executive's performance for the year, other benefits available to the Named Executives and the recommendations of the Company's Chief Executive Officer. The base salary is deemed to have been appropriate by the Compensation Committee in view of the value of stock options granted and the prior and expected contributions of the Named Executives to the Company's development.

Annual Performance Bonus Plan

        The Company has, in the past, utilized an annual performance bonus plan entitled Management By Objectives ("MBO"). Under the MBO, annual incentives are established for the Named Executives and certain key employees of the Company. The actual award is based on Company performance and individual performance, and may be greater or less than the target annual incentive. If the Company does not meet a threshold level of performance, no awards may be granted with the exception of discretionary annual bonuses discussed below. Generally, an individual's target award is calculated by assigning various weights to objective performance criteria such as sales increases, profit growth and individual objectives. Payments made under this Plan are earned and made in the fiscal year following the fiscal year in which the performance occurred. During fiscal 2004, the Committee elected not to utilize the MBO. The Committee determined that in light of the Company's multi-year financial and operational restructuring and overall strategic direction, the MBO program was not the best method for aligning the interests of the shareholders with that of the Company's employees.

Discretionary Bonuses

        Discretionary bonuses may be granted by the Company to executive officers for exceptional individual performance.

Earl Scheib, Inc. Modified Executive Retention and Incentive Plan

        In fiscal 2003, the Committee recommended and the Board of Directors ratified and approved the adoption of the Earl Scheib, Inc. Modified Executive Retention and Incentive Plan (the "Incentive Plan") to align the interests of certain members of Company management with the interests of the shareholders in light of the Company's review of strategic alternatives to maximize shareholder value. The Committee, which engaged the services of independent legal experts to assist with the design, negotiation and preparation of the Incentive Plan, concluded that providing certain executives with specific incentives and protections was appropriate in light of the significant additional work to be performed by these executives, the importance of these executives to the review of strategic alternatives and the uncertainties surrounding the review process. The Incentive Plan covers Messrs. Bement, Barrantes and Sunkin. Under the Incentive Plan, as modified by the Compensation Committee in July 2004, these executives will be entitled to a supplemental severance payment upon the termination of their employment in certain circumstances. In addition, these executives will be entitled to a change in control transaction bonus if they remain employed by the Company until such a change in control or if their employment is terminated in certain circumstances.

Equity Based Plans

        Stock options provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's stock. Stock options only have value if the stock price appreciates in value from the date the options are granted.

        In 1994, the shareholders adopted, and amended in 1996, the Earl Scheib, Inc. 1994 Performance Employee Stock Option Plan (the "1994 Performance Plan"). The 1994 Performance Plan was adopted to better align the interests of the Company's management and employees with those of the shareholders.

        In addition, the shareholders, in 1994, adopted the Earl Scheib, Inc. 1994 Board of Directors Stock Option Plan (the "1994 Directors Option Plan") to provide an equity-based incentive to the Company's non-employee directors. The 1994 Directors Option Plan provided that each independent director shall be eligible for an initial grant of options to purchase 10,000 shares of Common Stock at the fair market value on the date of grant with vesting over a four year period. In 1996, the shareholders approved an amendment to the 1994 Directors Option Plan to further link the interests of the directors with those of the shareholders. The 1996 Amendment encouraged ownership in the Company by providing the directors an opportunity to receive a grant of an additional option to purchase four times the number of shares of Company Common Stock the director purchases on the open market (up to a maximum of an option to purchase 10,000 shares).

        Both the 1994 Performance Plan and the 1994 Directors Option Plan terminated in August 2004, and no more option grants are allowed under either plan. Options previously granted under both plans terminate 10 years following the date of grant. The Committee has reviewed and approved and recommended to the Board, and the Board has review and approved and is submitting for approval to the Company shareholders a new equity compensation plan, the Earl Scheib, Inc. 2004 Equity Incentive

Plan, to govern the period after August 2004. Please see the section of this Proxy Statement titled "ITEM 2—APPROVAL OF 2004 EQUITY INCENTIVE PLAN" for more information about the Earl Scheib, Inc. 2004 Equity Incentive Plan.

Compensation of the Chief Executive Officer

        Mr. Bement was elected President and Chief Executive Officer on January 1, 1999. Mr. Bement previously served the Company as its Executive Vice President and Chief Operating Officer at an annual salary of $170,000. As a result of Mr. Bement's promotion and increase in duties and responsibilities, the Committee increased his salary to $220,000 and granted him stock options to purchase up to an additional 100,000 shares of Common Stock. The Compensation Committee considered compensation packages provided for similar positions in similar industries in arriving at Mr. Bement's compensation package. All of the options were granted at the closing price of the Common Stock on the American Stock Exchange on the date of Mr. Bement's election and vested over a 30-month period. Mr. Bement has historically participated in the MBO to the same extent as the prior CEO which allowed Mr. Bement to earn up to 50% of his salary, as a bonus, if the Company meets certain financial performance targets. In March 2002, Mr. Bement forfeited an option to purchase 100,000 shares of Company Common Stock granted him in fiscal 1995.

        Mr. Bement was paid a bonus of $48,000 during fiscal 2003 pursuant to the terms of the Earl Scheib, Inc. Modified Executive Retention and Incentive Plan described above.

        Mr. Bement serves the Company in an "at-will" capacity pursuant to an Employment Agreement which provides for termination benefits under certain circumstances including a "change in control" of the Company.

Salvatore J. Zizza, Chairman Allan E. Buch Robert M. Smiland

Audit Committee Report

        To the fullest extent permitted under applicable laws and regulations, the following Audit Committee Report covering the Company's fiscal year ended April 30, 2004, and the performance graph that follows shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C of the Exchange Act or the liabilities of Section 18 of the Exchange Act. To the fullest extent permitted under applicable laws and regulations, the Report and the Performance Graph that follows shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

        The Board of Directors maintains an Audit Committee currently comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rules of the Securities and Exchange Commission and the American Stock Exchange that govern audit committee composition, including the requirements that (i) audit committee members be "independent", (ii) the audit committee be responsible for the appointment, compensation and oversight of the independent auditors, (iii) the audit committee has the authority and funding to engage advisors, as needed, (iv) the audit committee establish complaint procedures regarding accounting, internal control and auditing matters and (v) the audit committee pre-approve all audit and permitted non-audit services by the independent auditors.

        The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviews the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, any selection of new, or changes to, accounting policies, the reasonableness of significant estimates or judgments, and the clarity of disclosures in the financial statements. The Board has adopted a revised written Charter of the Audit Committee, which is attached as Exhibit A to this Proxy Statement.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

        The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four (4) meetings and took action by unanimous written consent one (1) time during fiscal 2004.

        Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for fiscal 2004 be included in the Annual Report on Form 10-K for fiscal 2004 filed with the Securities and Exchange Commission.

        The Audit Committee administers the Company's engagement of the Company's independent auditors and pre-approves all audit and permitted non-audit services to be performed by the independent auditors on a case by case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of the independent auditors, and whether for reasons of efficiency, convenience or otherwise it is in the best interest of the

Company to engage its independent auditor to perform the services. The Audit Committee has determined that performance by the Company's independent auditors of the non-audit services related to the fees on the table did not affect their independence.

        Prior to engagement, the Audit Committee pre-approves all independent auditor services. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically during the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

James P. Burra, Chairman Salvatore J. Zizza Robert M. Smiland

Performance Graph

        The Performance Graph below compares total cumulative return on the Company's Common Stock, the AMEX Market Value Index and a Peer Group.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG EARL SCHEIB INC., THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
AND A PEER GROUP

*
$100 INVESTED ON 4/30/99 IN STOCK OR INDEX—INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING APRIL 30.

	Cumulative Total Return
	4/99	4/00	4/01	4/02	4/03	4/04
EARL SCHEIB INC.	100.0	71.43	50.48	57.14	39.43	60.10
AMEX MARKET VALUE (U.S. & FOREIGN)	100.0	138.82	128.84	120.63	108.59	180.99
PEER GROUP	100.0	83.87	74.74	91.67	69.25	97.53

        The Peer Group is constructed using the Core Data Auto Parts Index and includes the following companies, but from which the Company has been excluded but is a member:

        Advanced Engine Technologies, Aftermarket Technology Corp, American Axle & Mfg Hldgs Inc., Amerigon Inc., Arvinmerito Inc., Borg Warner Inc., Champion Parts Inc., Clarcor Inc., Collins & Aikman Corp. New, Collins Inds Inc., Dana Corp., Decoma International Inc., Delphi Corp., Diamond Powersports Inc., Eaton Corp., Edelbrock Corp., Edelbrock Corp., Federal-Mogul Corp., Gentex Corp., Impco Technologies, Intelligent Mtr. Cars Group, Johnson Controls, Lear Corp., Miller Inds. Inc., Modine Mfg. Co., Orbital Engine Corp., Puradyn Filter, R&B Inc., Sports Resorts Int'l., Standard Mtr. Prods., Stoneridge Inc., Strattec Sec. Corp., Superior Industries, Tenneco Automotive, Transpro, Visteon Corp., Wabtec Corp., Wescast Inds. Inc. and Williams Controls.

ITEM 2—APPROVAL OF 2004 EQUITY INCENTIVE PLAN

        On July 21, 2004, the Compensation Committee of the Board of Directors approved the principal terms of the Earl Scheib, Inc. 2004 Equity Incentive Plan (the "2004 Plan"), and recommended the 2004 Plan to the full Board of Directors for approval. The Board of Directors approved the 2004 Plan on September 10, 2004, subject to shareholder approval at the Annual Meeting of Shareholders.

        In approving the 2004 Plan, the Compensation Committee reviewed the Company's current 1994 Performance Plan and 1994 Directors Option Plan, and determined that both the 1994 Performance Plan and the 1994 Directors Option Plan expired on August 15, 2004, and that no future grants of stock options are available under either of those plans.

        The following table shows the number of options or other awards currently outstanding, as well as the number of shares remaining available for grant under the 1994 Performance Plan, the 1994 Directors Option Plan and the Earl Scheib, Inc. 1995 Stock Option Agreement Plan as of April 30, 2004, and does not reflect the issuance of options in fiscal 2005 or the expiration of the 1994 Performance Plan and the 1994 Directors Option on August 15, 2004.

Number of securities remaining available for future issuance under equity compensation plans (excluding securities shown in (a))
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights
Plan Category
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders(1)	600,250	$4.88	818,567
Equity Compensation Plans Not Approved by Security Holders	—	—	—

(1)
Shares issuable pursuant to outstanding options under the Earl Scheib, Inc. 1994 Performance Employee Stock Option Plan, the Earl Scheib, Inc. 1994 Board of Directors Stock Option Plan and the Earl Scheib, Inc. 1995 Stock Option Agreement Plan.

No further options or awards can be granted under any of these existing plans.

        The Board of Directors believes that by allowing us to continue to offer our officers, directors, employees and independent contractors long-term, performance-based compensation through the 2004 Plan, we will continue to be able to attract, motivate and retain experienced and highly qualified officers, directors, employees and independent contractors who will contribute to our financial success.

        The 2004 Plan provides for the granting of stock options, stock appreciation rights, restricted stock awards, restricted unit awards, performance-contingent awards and other equity-based awards to our officers, directors, employees and independent contractors. The 2004 Plan does not contain an evergreen provision and does not permit the repricing of options.

        Provisions have been included to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to options and other awards by qualifying payments under the 2004 Plan as performance-based compensation.

        The following is a brief description of the 2004 Plan. The full text of this Plan is attached as Annex C to this Proxy Statement, and the following description is qualified in its entirety by reference to this Annex.

        It is the judgment of the Board of Directors that approval of the 2004 Plan is in the best interests of the Company and our shareholders.

Administration and Duration

        The Compensation Committee will administer the 2004 Plan for so long as each member of the Compensation Committee is an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Currently the Compensation Committee is comprised of three independent directors who are not employees of the Company. In the event the Compensation Committee no longer is comprised solely of "outside directors" and "non-employee directors," the Board of Directors will designate a new committee to administer the 2004 Plan in lieu of the Compensation Committee. The selection of recipients for awards under the 2004 Plan and the level of participation of each recipient will be determined by the Compensation Committee, except that the full Board of Directors will make such determinations with respect to non-employee directors. The Compensation Committee will have the authority to interpret the 2004 Plan, to establish and revise rules and procedures relating to the 2004 Plan, and to make all other determinations necessary or advisable for the administration of the 2004 Plan. The Compensation Committee may delegate any or all of its authority to administer the 2004 Plan as it deems appropriate, except that no delegation may be made in the case of awards intended to be qualified under Section 162(m) of the Code or made to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended.

        The 2004 Plan will terminate on September 9, 2014, unless terminated earlier by the Board of Directors or the Compensation Committee.

Limit On Awards Under the 2004 Plan

        The maximum number of shares as to which stock options or other stock awards may be granted under the 2004 Plan is 660,000 shares. During the ten-year term of the 2004 Plan, no individual may be granted stock options of more than 100,000 shares or stock appreciation rights of more than 100,000 shares in any calendar year. The shares to be delivered under the 2004 Plan will be made available from authorized but unissued shares of Company common stock or from shares issued by the Company that has been reacquired by the Company, whether by purchase in the open market or otherwise. Shares subject to awards that have been cancelled, settled or paid in cash in lieu of stock or exchanged for other awards will be available for further awards.

Eligibility

        All employees (including officers and directors of the Company who are also employees of the Company) of the Company and its subsidiaries, non-employee directors of the Company and its subsidiaries and consultants providing bona fide services to the Company and its subsidiaries will be eligible to participate in the 2004 Plan, except that incentive stock options may only be granted to employees of the Company and its subsidiaries. From time to time, the Compensation Committee, or as to non-employee directors, the Board of Directors, will determine who will be granted awards, and the number of shares of Common Stock subject to such grants. As of April 30, 2004, four non-employee directors serving on the Board of Directors, approximately 55 employees of the Company, including five officers of the Company and one director who are also employees, and approximately five consultants were eligible to participate in the 2004 Plan.

Stock Options

        Options granted under the 2004 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. Generally, the Compensation Committee determines the terms and condition of each stock option grant at the time of the grant and sets them forth in a written stock option agreement between the Company and the recipient of the award.

        The exercise price of any stock option granted will be determined by the Compensation Committee at the time of grant, except that the exercise price of incentive stock options may not be less than the fair market value of the stock on the date the option is granted, and may not be less than one hundred and ten percent (110%) of the fair market value in the case of incentive stock options granted to a shareholder owning shares with more than ten percent (10%) of the combined voting power of all classes of Company stock. The option price is payable in cash or, if acceptable to the Compensation Committee, in common stock previously owned or by a recourse promissory note at a market rate of interest that may, at the discretion of the Compensation Committee, be secured by common stock issued upon exercise of the stock option or otherwise. The Compensation Committee may also permit option holders to exercise options pursuant to a pre-approved broker-assisted cashless exercise program, if such exercise does not cause the Company to recognize compensation expense or to violate applicable laws.

        The vesting period for each award of stock options will be as determined by the Compensation Committee at the time of the grant. The 2004 Plan allows the Compensation Committee to provide that unvested stock options become immediately exercisable when events beyond the control of the recipient of the award occur, including upon a change of control of the Company. The Compensation Committee fixes the term of all options, but no term may exceed ten years from the date of the grant.

        Shares from the 2004 Plan underlying options that have terminated or lapsed, including options that have been surrendered unexercised, may be made subject to further options or awards at an exercise price of no less than the fair market value of the underlying stock at the time of the further grant (one hundred and ten percent (110%) of the fair market value in the case of incentive stock options granted to a shareholder owning shares with more than ten percent (10%) of the combined voting power of all classes of Company stock), a term of no longer than 10 years (except as described above), and a vesting period of one or more years from the grant date (except as described above).

        The Code allows an optionee to receive incentive stock options only to the extent that the aggregate amount of incentive stock options exercisable for the first time by any optionee during any calendar year does not exceed $100,000. Any stock option that is granted to an optionee which fails to meet the criteria for an incentive stock option must be treated as a non-qualified stock option.

Stock Appreciation Rights

        Stock appreciation rights ("SARs") may be granted in addition to or completely independently of any other award under the 2004 Plan. The Compensation Committee determines the terms and conditions of each SAR at the time of the grant and sets them forth in a written SAR agreement between the Company and the recipient of the award. Generally, a SAR entitles the recipient to receive an amount per share of Common Stock subject to the SAR equal to the excess of the fair market value of a share of Common Stock on a fixed date at the end of a measuring period established by the Compensation Committee. The 2004 Plan allows the Compensation Committee to provide that a SAR will be automatically payable upon the occurrence of events beyond the control of the recipient of the award, including upon a change of control of the Company, and that in the case of a cash payment such acceleration shall be discounted to reflect the time value of money using a discount rate reasonably selected by the Compensation Committee. Distributions to the recipient may be made in common stock, in cash or in a combination of both as determined by the Compensation Committee.

Restricted Awards

        The 2004 Plan provides for the granting of restricted stock awards and restricted unit awards. A restricted stock award is a grant of shares of Common Stock, and a restricted unit award is a grant of units with a value equivalent to a share of Common Stock, which in each case are subject to restrictions on transfer and forfeiture upon termination of the recipient's connection with the Company until the recipient has continuously provided services to the Company for a pre-determined restriction period, and other vesting conditions determined by the Compensation Committee at the time of grant. The Compensation Committee determines these vesting conditions and all other terms and conditions of each restricted award at the time of the grant and sets them forth in a written restricted stock agreement or restricted unit agreement between the Company and the recipient of the award. The 2004 Plan allows the Compensation Committee to provide that restrictions on a restricted grant will automatically lapse upon the occurrence of events beyond the control of the recipient of the award, including upon a change of control of the Company, and that in the case of a cash payment such acceleration shall be discounted to reflect the time value of money using a discount rate reasonably selected by the Compensation Committee.

        Recipients of restricted stock grants are paid solely by release of the restricted shares of stock upon the termination of the restricted period, which may be in one payment or in multiple installments as determined by the Compensation Committee at the time of grant. Recipients of restricted unit grants are entitled to payments on their restricted units in an amount equal to the aggregate fair market value of the shares of common stock covered by the restricted unit grant upon the expiration of the restricted period, and such payment may be made in common stock, in cash or in a combination of both as determined by the Compensation Committee.

        Recipients of shares of restricted stock will have all of the rights of a shareholder of the Company with respect to such restricted shares, including the right to vote the shares and receive any cash dividends on the shares, except that any such cash dividends will be withheld until the release of the restricted shares to the recipient upon lapse of the restrictions determined by the Compensation Committee.

Performance Awards

        The 2004 Plan provides for the granting of performance share grants and performance unit grants. A performance share grant is an award of units with a value equivalent to one share of Common Stock, and a performance unit award is a grant of units with a value designated by the Compensation Committee, which in each case are granted subject to forfeiture in the event performance criteria are not met within a designated period of time. The Compensation Committee determines the performance goals for each performance period before the commencement of such performance period and while the outcome of the performance criteria is substantially uncertain, and determines all other terms and conditions of each performance award at the time of the grant and sets them forth in a written performance stock agreement or performance unit agreement between the Company and the recipient of the award. In setting performance goals, the Performance Committee is expected to use such measures as return on equity, earnings growth, revenue growth and comparisons to peer companies.

        Recipients of performance share grants are entitled to payments on each unit earned in an amount equal to the aggregate fair market value of the shares of common stock covered by such earned units upon the expiration of the performance period, and recipients of performance unit grants are entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit.

        The 2004 Plan allows the Compensation Committee to provide that performance awards will be payable in whole or in part upon the occurrence of events beyond the control of the recipient of the award, including upon a change of control of the Company, and that such acceleration shall be discounted to reflect the time value of money using a discount rate reasonably selected by the Compensation Committee.

Deferral Elections

        The Compensation Committee may permit the recipient of an award to elect to defer receipt of cash or Common Shares with respect such award pursuant to rules and procedures established by the Compensation Committee for deferrals. Neither the Company nor the Compensation Committee will be responsible in the event that any deferral so permitted does not result in a deferral of income for tax purposes.

Dividend Equivalents

        Awards of stock options, stock appreciation rights, restricted units, restricted shares, performance shares and other stock-based awards may, in the sole discretion of the Compensation Committee, earn dividend equivalents with respect to awards outstanding on a dividend record date for the Company's Common Stock in an amount equal to the dividends that would have been paid on the shares of Common Stock subject to such awards.

Transferability

        Unless otherwise determined by the Compensation Committee, awards granted under the 2004 Plan may not be transferred except by will or the laws of descent and distribution and, during his or her lifetime, any options or awards may be exercised only by the recipient of the award.

Certain Adjustments

        In the event of any change in the number or kind of outstanding shares of Common Stock of the Company, whether resulting from a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of stock or other reorganization of the Company, the Compensation Committee will determine an appropriate adjustment, if any, consistent with applicable provisions of the Code and applicable Treasury Department rulings and regulations:

  •
  in the aggregate number of shares of Common Stock for which awards may be granted;

  •
  in the maximum number of shares of Common Stock which may be sold or awarded to any recipient;

  •
  in the number of shares covered by each outstanding award; and

  •
  the price per share of each outstanding award.

Amendment and Revocation

        The Board may amend or terminate the 2004 Plan at any time, but, except to take into account changes in applicable securities laws, federal income tax laws and other applicable laws, may not, without prior approval of our shareholders:

  •
  increase the maximum number of shares of Common Stock that may be issued under the 2004 Plan;

  •
  materially modify the requirements for eligibility to participate in the 2004 Plan; or

  •
  materially increase the benefits accruing to recipients of grants under the 2004 Plan.

Change in Control

        The 2004 Plan provides that in the event of a change in control of the Company, to the extent the Compensation Committee determines in its sole discretion that the resulting payments are not "excess parachute payments" under Section 280G of the Code, the following events will occur:

  •
  all stock options issued to recipients other than non-employee directors will vest in their entirety and become exercisable immediately prior to the effective date of the change of control unless affirmed by the Company or assumed by the successor corporation or its parent pursuant to options with substantially equal value and provisions;

  •
  all stock options issued to non-employee directors will vest in their entirety and become exercisable immediately prior to the effective date of the change of control;

  •
  all restrictions on restricted awards will be deemed satisfied as of the date of the change of control; and

  •
  all performance grants will be deemed to have been fully earned as of the date of the change of control.

Plan Benefits

        Future benefits under the 2004 Plan are not currently determinable. However, current benefits granted to officers and all other employees would not have been increased if they had been made under the proposed 2004 Plan.

U.S. Tax Treatment of Options and Awards

        The following discussion summarizes the principal federal income tax consequences of the 2004 Plan based on the Code and its regulations and administrative and judicial interpretations. This summary does not address any foreign, state or local income tax consequences of participation in the 2004 Plan.

Incentive Stock Options

        An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a long-term or short-term capital gain, depending upon the length of time the optionee held the shares prior to the disposition. In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

        A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

        The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

        If a non-qualified option is exercised by tendering previously owned shares of the Company's Common Stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income, and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights

        Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted.

        If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the employee at the time it is received. When the employee sells shares acquired upon the exercise of a stock appreciation right, he or she will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized on the sale and the amount of ordinary income recognized at the time of exercise of the SAR.

        In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Restricted Awards/ Performance Awards

        A recipient of restricted shares normally will not recognize taxable income upon the grant of shares, and the Company will not be entitled to a corresponding deduction. When the shares either are transferable or are no longer subject to a substantial risk of forfeiture, the recipient will recognize ordinary compensation income, and the Company generally will be entitled to a corresponding deduction. The amount of the ordinary compensation will be equal to the difference between the fair market value of the Common Stock at that time and any amount paid by the recipient for the shares. Upon the recipient's sale of shares of Common Stock that were issued as restricted shares, the recipient will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the recipient's adjusted tax basis in the shares. The recipient's adjusted tax basis in the shares is equal to the amount, if any, paid by the recipient for the shares, plus the amount of ordinary income recognized by the recipient upon the lapse of the restrictions applicable to the shares. The tax rate for the capital gain will depend upon the length of time the shares were held by the recipient and other factors.

        A recipient may elect to recognize ordinary compensation income in the year the restricted shares are awarded to him or her, despite the restrictions on the shares, and, if such an election is made, the Company generally will be entitled to a corresponding federal income tax deduction at that time. The amount of ordinary compensation income recognized in connection with such an election will be equal to the difference between the fair market value of the shares at the time of grant and any amount paid for the shares. If such an election is made, there generally are no federal income tax consequences to the restricted share recipient or to the Company upon the lapse of restrictions on the restricted shares.

        A recipient of a restricted share unit or performance award will not recognize any income upon the grant of such unit or award. When payment in respect of a restricted share unit or performance award is made, the recipient will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of stock (if any) received, and the Company generally will be entitled to a corresponding deduction. When the recipient sells any shares acquired as payment in respect of a restricted share unit or performance award, he or she will recognize a capital gain or loss measured by the difference between the amount realized on the sale and the amount of ordinary income recognized in connection with the initial receipt of the shares.

Tax Treatment of Awards to Officers, Directors, Employees and Consultants Outside the United States

        The grant and exercise of options and awards under the 2004 Plan to officers, directors, employees and consultants outside the United States may be taxed on a different basis.

Payment of Withholding Taxes

        Our obligation to deliver shares of Common Stock in respect of the exercise of any stock option or stock appreciation right, or in respect of any restricted share, restricted share unit or performance award grant, as well as our obligation to pay any other amount under the 2004 Plan, is subject to the satisfaction of all applicable income and employment tax withholding requirements.

        On September 10, 2004, the closing price of our Common Stock traded on the American Stock Exchange, as reported on Yahoo.com, was $2.70 per share.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE EARL SCHEIB, INC. 2004 EQUITY INCENTIVE PLAN.

Principal Accounting Firm Fees

        The following table sets forth the aggregate fees billed to the Company by its principal accounting firm, Ernst & Young LLP, during fiscal 2004 and fiscal 2003.

	2004	2003
Audit Fees	$134,041	$112,970
Audit Related Fees	$500	$1,500
Tax Fees	$97,890	$115,185
Other Fees	$0	$0

        Audit Fees include services related to the annual audit of the Company's consolidated financial statements to be included in the Form 10-K and the quarterly reviews of the Company's consolidated financial statements to be included in the Form 10-Qs.

        Audit Related Fees primarily include services for accounting consultations.

        Tax fees include services for federal and state income tax compliance, consultation and planning.

Changes in Company's Certifying Accountant.

        On June 19, 2002, the Board of Directors of the Company, upon recommendation of its Audit Committee, dismissed Arthur Andersen LLP as the Company's principal independent accountant which audited the Company's prior financial statements effective as of June 19, 2002.

        The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of, and for, the fiscal years ended April 30, 2000, and April 30, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the two most recent fiscal years of the Company preceding the dismissal of Arthur Andersen LLP, and the subsequent interim period to June 19, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreements in connection with its reports.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company preceding the dismissal of Arthur Andersen LLP, and the subsequent interim period to June 19, 2002.

        On June 19, 2002, the Company engaged Ernst & Young LLP to be its independent auditors effective as of June 19, 2002. During the two most recent fiscal years of the Company preceding the dismissal of Arthur Andersen LLP, and the subsequent interim period to June 19, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under federal securities laws and rules of the Securities and Exchange Commission, directors and executive officers of the Company, as well as persons holding more than 10% of the Company's outstanding shares of Common Stock, are required to file reports showing their initial ownership of the Company's Common Stock and any subsequent changes in that ownership with the Securities and Exchange Commission and the American Stock Exchange by certain specified due dates. Based solely on the Company's review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed, during fiscal 2004, all such reports that were required were filed on a timely basis.

Certain Relationships and Related Transactions

        None.

Shareholder Proposals for the 2005 Annual Meeting

        Any shareholder proposal intended to be included in the Company's Proxy Statement for the 2005 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than June 3, 2005. Under the Company's Bylaws, any shareholder proposal to be presented at the 2005 Annual Meeting of Stockholders must be submitted in writing to the Company's secretary at the Company's principal offices no earlier than 75 days prior to the date of the 2005 Annual Meeting and no later than 50 days prior to the date of the 2005 Annual Meeting. If a shareholder desires to have a proposal included in the Company's proxy materials for the 2005 Annual Meeting of Stockholders and desires to have such proposal brought before the same 2005 Annual Meeting, the shareholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to Earl Scheib, Inc., 15206 Ventura Boulevard, Suite 200, Sherman Oaks, California 91403, Attention: Secretary.

Other Business

        The Board of Directors is not aware of any matter which may properly be presented for action at the Meeting other than the matters set forth herein, but, should any other matter requiring a vote of the shareholders arise, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy, in the interests of the Company.

Proxies and Solicitations

        Proxies for the Meeting are being solicited by mail directly and through brokerage and bank institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally, by telephone, or by telegraph. The Company does not expect to pay any fees or compensation for the solicitation of proxies but may reimburse brokers and other persons who hold stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

Availability of Form 10-K

        The Company's Annual Report on Form 10-K for fiscal 2004, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, will be furnished to shareholders upon written request without charge. A copy may be requested by writing to David I. Sunkin, Vice President, Earl Scheib, Inc., 15206 Ventura Boulevard, Suite 200, Sherman Oaks, California 91403.

By order of the Board of Directors
David I. Sunkin Vice President & General Counsel, Secretary

Sherman Oaks, California
October 1, 2004

Annex A

EARL SCHEIB, INC.

AUDIT COMMITTEE CHARTER

        This Charter governs the operations of the Committee (the "Committee") of the Board of Directors (the "Board") of Earl Scheib, Inc. (the "Company"). At least annually, the Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its approval. The Company shall make this charter available on its website at www.earlscheib.com.

Statement of Purpose

        The Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of its financial statements, and to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors. In doing so, it is the goal of the Committee to maintain free and open communication among the Committee, the Company's independent auditor and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

Membership of Committee

        The Committee shall be composed of at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent if, in the affirmative determination of the Board, they have no material relationship that would interfere with the exercise of independent judgment and otherwise satisfy the independence requirements of American Stock Exchange ("AMEX") and the rules and regulations of the Securities and Exchange Commission (the "SEC").

        All Committee members shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, and at least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which result's in the individual's financial sophistication sufficient to satisfy the requirements of AMEX.

        The Committee shall be appointed by the Board, upon recommendation of the Nominating Committee of the Board or such directors performing the nominating function. The Chairman of the Committee shall be designated by a majority vote of the full Committee.

        Committee members shall serve until their successors are duly appointed and qualified or until their earlier removal by the Board at any time.

Meetings

        The Committee shall meet as often as it shall determine, but not less frequently than quarterly or as otherwise required by the SEC, AMEX or other applicable rule or regulation. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        Except as otherwise provided by the Certificate of Incorporation or Bylaws of the Company, the frequency, location and operation of meetings and similar procedural matters relating to the Committee shall, to the extent applicable, be the same as those that relate to meetings of, and procedural matters concerning, the Board.

Duties, Responsibilities, Powers and Processes

        The Committee shall:

1.
Have the authority to retain special, independent legal, accounting or other consultants to advise the Committee, and the Company will provide appropriate funding, as reasonably determined by the Committee, for (1) the compensation of registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (2) compensation to special independent legal, accounting or other consultants and advisors and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

2.
Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Company's financial statements, and any alternative accounting treatments permitted under accounting principles generally accepted in the United States that have been discussed with management, as well as any preferred treatment.

3.
Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including without limitation any significant accruals, reserves or estimates made be management that could have a material adverse impact.

4.
Review with management and the independent auditor the Company's annual and quarterly financial statements prior to the filing of its Form 10-K or Form 10-Q, respectively.

5.
Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.
Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditor, if any, or management.

7.
Have the authority and responsibility for the appointment, compensation, retention, and oversight of the work of the independent auditor, or any other firm engaged by the Company for the purpose of preparing or issuing an audit or attestation report on financial information of the Company, including resolution of disagreements between management and the auditor regarding financial reporting.

8.
Pre-approve all audit and permitted non-audit services to be performed by the independent auditor.

9.
Secure periodic formal written statements from the independent auditor consistent with Independence Standards Board Standard 1 regarding the auditor's independence and delineating all relationships between the auditor and the Company, actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if so determined by the Committee, take (or cause the Board to take) appropriate action to oversee the independence of the auditor.

10.
Evaluate together with management the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor.

11.
Review the adequacy of the Company's internal auditing function, if any.

12.
Review any significant reports to management prepared by the internal auditing department, if any, and management's responses.

13.
Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14.
Obtain from the independent auditor the report required by Section 10A(b) of the Securities Exchange Act of 1934.

15.
Obtain reports from management, the Company's senior internal auditing executive, if any, and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of conduct.

16.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 or Section 204 of the Sarbanes-Oxley Act of 2002, relating to the conduct of the audit.

17.
Review with the independent auditor the management letter provided by the auditor and the Company's response to that letter. Such review should include:

a.
Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b.
Any changes required in the planned scope of the audit.

c.
The responsibilities, budget and staffing of the internal audit department, if any.

18.
Supervise preparation of the report required by the rules of the SEC to be included in the Company's annual report to shareholders.

19.
Advise the Board from time to time with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations (including SEC and AMEX rules and regulations) and with the Company's Code of Conduct and Business Practice Policies.

20.
Meet with the Company's legal counsel to review legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21.
Meet at least annually with the Chief Financial Officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

22.
Review all related party transactions for a potential conflict of interest on an ongoing basis and approve all such transactions.

23.
Establish procedures, under confidential and anonymous submissions, for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters that in each case comport with the Company's Code of Conduct and Business Practice Policies.

24.
Make regular reports to the Board.

        While the Committee has the responsibilities and powers set forth in this Charter, the Committee's function is one of oversight. The Company's management is responsible for preparing the Company's financial statements and, along with the internal auditors, if any, for developing and maintaining systems of internal accounting and financial controls. The independent auditors will assist the Committee and the Board in fulfilling their responsibilities for the review of these financial statements and internal controls. The Committee expects the independent auditors to call its attention to any accounting, auditing, internal accounting control, regulatory or other related matters that they believe warrant consideration or action. The Committee recognizes that the financial management and the internal and independent auditors have more knowledge and information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or internal controls or any professional certification as to the independent auditors' work.

Annex B

Proposed Duties and Responsibilities
of Directors Performing the Nominating Function
of the Board of Directors
of Earl Scheib, Inc.

I.     Purpose

        The Board of Directors has established that the nominating function of the Board shall be performed by all "independent" members of the Board on an "as needed" basis. Such group of directors shall not be deemed a legal "committee" as described in the Company's Bylaws but for purpose of the following shall be referred to as the "Nominating Committee".

        The Nominating Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders by identifying individuals qualified to become directors and recommending to the Board for selection the candidates for all directorships to be filled by the Board or by the shareholders.

II.    Structure and Operations

Composition and Qualifications

        The Nominating Committee shall be comprised of all members of the Board, each of whom is determined by the Board to be "independent" in accordance with the rules of the American Stock Exchange and any other applicable legal or regulatory requirement.

Delegation to Subcommittees

        In fulfilling its responsibilities, the Nominating Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Nominating Committee.

III.  Meetings

        The Nominating Committee shall ordinarily meet at least one time annually, or more frequently as circumstances dictate. Any member of the Nominating Committee may call meetings of the Nominating Committee.

        Any director of the Company who is not a member of the Nominating Committee may attend meetings of the Nominating Committee; provided, however, that any director who is not a member of the Nominating Committee may not vote on any matter coming before the Nominating Committee for a vote. The Nominating Committee also may invite to its meetings any member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Nominating Committee may meet in executive session, as the Nominating Committee deems necessary or appropriate.

IV.    Responsibilities and Duties

        The following functions shall be the common recurring activities of the Nominating Committee in carrying out its purpose. These functions should serve as a guide with the understanding that the Nominating Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Nominating Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purpose of the Nominating Committee.

        The Nominating Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern within the purpose of the Nominating Committee that the Nominating Committee deems appropriate or necessary and shall have the sole authority to retain and terminate outside counsel or other experts for this purpose, including the authority to approve the fees payable to such counsel or experts and any other terms of retention.

        To fulfill its responsibilities and duties, the Nominating Committee shall:

Board Composition, Evaluation and Compensation

        (1)   Establish criteria for the selection of new directors to serve on the Board.

        (2)   Identify individuals believed to be qualified as candidates to serve on the Board and recommend that the Board select the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board, the Nominating Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. In addition, the Nominating Committee shall review and make recommendations to the Board whether members of the Board should stand for re-election. It shall consider matters relating to the retirement of Board members.

        (3)   Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates as directors. In that connection, the Nominating Committee shall have sole authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

        (4)   Review and make recommendations, as the Nominating Committee deems appropriate, regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

        (5)   Recommend to the Board compensation for non-employee directors. In discharging this duty, the Nominating Committee shall be guided by the following: (i) compensation should be competitive and fairly compensate directors for the time and effort required of Board and Committee members in a company of the Company's comparable size and scope; (ii) compensation should align directors' interests with the long-term interests of shareholders; and (iii) the structure of the compensation should be simple, transparent and easy for shareholders to understand. Each year, the Nominating Committee shall review non-employee director compensation.

        (6)   At least annually, and as circumstances otherwise dictate, oversee evaluation of the Board of Directors.

Committee Selection and Composition

        (7)   Recommend members of the Board to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any factors the Nominating Committee deems relevant, and where appropriate, make recommendations regarding the removal of any member of any committee.

Reports

        (8)   Report regularly to the Board (i) following meetings or actions of the Nominating Committee, (ii) with respect to such other matters as are relevant to the Nominating Committee's discharge of its responsibilities and (iii) with respect to such recommendations as the Nominating Committee may deem appropriate.

        The report to the Board may take the form of an oral report by any member of the Nominating Committee designated by the Nominating Committee to make such report.

        (9)   Maintain minutes and other records of meetings and activities of the Nominating Committee, as appropriate under Delaware law.

Annex C

EARL SCHEIB, INC.

2004 EQUITY INCENTIVE PLAN

        Earl Scheib, Inc., a Delaware corporation (the "Company"), by action of its Board of Directors, hereby adopts the Earl Scheib, Inc. 2004 Equity Incentive Plan (the "Plan") with the following provisions:

        1.    Purpose; Prior Plans.

          (a)    Purpose.    The purpose of the Plan is to promote and advance the interests of the Company and its stockholders by enabling the Company and its Affiliates to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between such persons and the Company's stockholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives/awards and other equity-based awards (including Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Grants, Restricted Unit Grants, Performance Share Grants, Performance Unit Grants and other stock-based and combination Awards), thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

          (b)    Prior Plans.    Each award or grant outstanding under either the 1994 Performance Employee Stock Option Plan, the 1994 Board of Directors Stock Option Plan and/or the Earl Scheib, Inc. 1995 Stock Option Agreement Plan (collectively, the "Prior Plans") shall continue to be governed by the terms of that Prior Plan.

        2.    Definitions.    For purposes of this Plan, the following terms shall have the meanings set forth below:

          "Affiliate" means any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

          "APB 25" means Opinion 25 of the Accounting Principles Board, as amended, and any successor thereof.

          "Award" means an award or grant made to a Participant under Sections 6 through 10, inclusive, of the Plan.

          "Board" means the Board of Directors of the Company.

          "Change in Control" means the occurrence of any one (or more) of the following events:

              (i)  Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock of the Company with respect to which twenty-five percent (25%) or more of the total number of votes for the election of the Board may be cast;

             (ii)  As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;

            (iii)  The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

            (iv)  Acquisition in a single or series of related transactions, including without limitation a tender offer or exchange offer, by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

          Notwithstanding the foregoing, the formation of a holding company for the Company in which the stockholdings of the holding company after its formation are substantially the same as for the Company prior to the holding company formation does not constitute a Change in Control for purposes of this Plan.

          "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

          "Committee" means the Compensation Committee of the Board or the committee of the Board that is provided for in Section 3 of the Plan.

          "Common Stock" means the common stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

          "Company" means Earl Scheib, Inc., a Delaware corporation.

          "Consultant" means any natural person who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors.

          "Date of Grant" means the effective date as of which the Committee (or the Board, as the case may be) grants an Award to a Participant.

          "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          "Employee" means any individual who is a common-law employee of the Company or an Affiliate.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

          "Fair Market Value" means on any given date, the closing price for the Common Stock on such date, or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded, determined in accordance with the following rules:

              (i)  If the Common Stock is admitted to trading or listing on a national securities exchange registered under the Exchange Act, the closing price for any day shall be the last reported sale price, or in the case no such reported sale takes place on such date, the average of the last reported bid and ask prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed;

             (ii)  If not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or, in the case no such reported sale takes place, the average of the closing bid and ask prices on such date;

            (iii)  If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system; or

            (iv)  If the Common Stock is not listed on NASDAQ or any comparable system, the closing bid and ask prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Committee for that purpose.

          "FASB" means the Financial Accounting Standards Board.

          "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          "Mature Shares" shall mean Shares that had been held by the Optionee for a meaningful period of time such as six months or such other period of time that is consistent with FASB's interpretation of APB 25.

          "Non-Employee Director" means a non-Employee member of the Board.

          "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

          "Optioned Stock" means the shares of Common Stock that are subject to a Stock Option.

          "Participant" means an Employee, Non-Employee Director, or Consultant of the Company or an Affiliate who is granted an Award under the Plan.

          "Performance Award" means an Award granted pursuant to the provisions of Section 9 of the Plan, the vesting of which is contingent on the attainment of specified performance criteria.

          "Performance Share Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

          "Performance Unit Grant" means an Award of monetary units granted pursuant to the provisions of Section 9 of the Plan.

          "Plan" means this Earl Scheib, Inc. 2004 Equity Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time in effect.

          "Qualified Note" means a recourse note, with a market rate of interest, that may, at the discretion of the Committee, be secured by the Optioned Stock or otherwise.

          "Restricted Award" means an Award granted pursuant to the provisions of Section 8 of the Plan.

          "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

          "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

          "Service" means the performance of services for the Company (or any Affiliate) by an Employee, Non-Employee Director, or Consultant, as determined by the Committee in its sole discretion. Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Affiliate, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is provided by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so provided by statute or contract, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

          "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

          "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

          "Subsidiary" means any corporation or entity which is a subsidiary of the Company within the meaning of Section 424(f) of the Code.

          "Ten Percent Stockholder" means a person who owns stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Affiliate).

          "Termination Date" means the date on which a Participant's Service terminates, as determined by the Committee in its sole discretion.

        3.    Administration.

          (a)   Except with respect to the granting of Awards to Non-Employee Directors as set forth in (f) below, the Plan shall be administered by the Compensation Committee of the Board, or, in the absence of the Compensation Committee, a committee appointed by the Board. The Committee shall be comprised solely of not less than two persons who are "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. No person who is not an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act may serve on the Committee. Appointment to the Committee of any person who is not an "outside director" and a "non-employee director" shall automatically be null and void, and any person on the Committee who ceases to be an "outside director" and a "non-employee director" shall automatically and without further action cease to be a member of the Committee.

          (b)   A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

          (c)   The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person claiming under or through any Participant. Although the Committee is anticipated to make certain Awards that constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee is also expressly authorized to make Awards that do not constitute "qualified performance-based compensation" within the meaning of those provisions. By way of example, and not by way of limitation, the Committee, in its sole and absolute discretion, may issue an Award that is not based on a performance goal, as set forth in (i) below, but is based solely on continued service to the Company.

          (d)   The Committee may employ or retain persons other than members of the Committee to assist the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation of and the granting of Awards to persons subject to Section 16 of the Exchange Act or with regard to any of its duties under Section 162(m) of the Code necessary for awards under this Plan to constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e).

          (e)   The Committee is expressly authorized to make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities law treatment of Participants and the Plan.

          (f)    The Company shall effect the granting of Awards under the Plan to all Participants other than Non-Employee Directors in accordance with the determinations made by the Committee, and shall effect the granting of Awards under the Plan to Non-Employee Directors in accordance with the determinations made by the Board, in each case by execution of instruments in writing in such form as approved by the Committee.

          (g)   The Committee may not increase an Award once granted, although it may grant additional Awards to the same Participant.

          (h)   The Committee shall keep the Board informed as to its actions and make available to the Board its books and records. Although the Committee has the authority to establish and administer the Plan, the Board reserves the right at any time to abolish the Committee and administer the Plan itself.

          (i)    In the case of an Award that is intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee shall establish in writing at the time of making the Award the business criterion or criteria that must be satisfied for payment pursuant to the Award and the amount payable upon satisfaction of those standards. Those standards are also referred to herein as performance goals. Such criterion or criteria shall be established prior to the Participant rendering the services to which they relate and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). In carrying out these duties, the Committee shall use objective written standards for establishing both the performance goal and the amount of compensation such that a third party with knowledge of the relevant facts would be able to determine whether and to what extent the goal has been satisfied and the amount of compensation payable. The Committee shall provide a copy the document setting forth such standards to the affected Participant and shall retain such written material in its permanent books and records.

          (j)    In the case of remuneration that is intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee and the Board shall disclose to the stockholders of the Company the material terms under which such remuneration is to be paid under the Plan, and shall seek approval of the stockholders by a majority vote in a separate stockholder vote before payment of such remuneration. For these purposes, the material terms include the individuals (or class of individuals) eligible to receive such compensation, a description of the business criterion or criteria on which the performance goal is based, either the maximum amount of the compensation to be paid thereunder or the formula used to calculate the amount of compensation if the performance goal is attained, and such other terms as required under Code Section 162(m)(4)(C) and the Treasury Regulations promulgated thereunder, determined from time to time. The foregoing actions shall be undertaken in conformity with the rules of Code Section 162(m)(4)(C)(ii) and Treasury Regulations promulgated thereunder. Such remuneration shall not be payable under this Plan in the absence of such an approving stockholder vote. In the case of remuneration that is not intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee and the Board shall make such disclosures to and seek such approval from the stockholders of the Company as they reasonably determine are required by law.

          (k)   To the extent required under Code Section 162(m)(4)(C) and the regulations promulgated thereunder, before any payment of remuneration under this Plan, the Committee must certify in writing that the performance goals and any other material terms of the Award were in fact satisfied. Such certification shall be kept with the permanent books and records of the Committee, and the Committee shall provide the affected Participant with a copy of such certification.

          (l)    The Committee shall use its good faith best efforts to comply with the requirements of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder for Awards that are intended to constitute "qualified performance-based compensation," but shall have no liability to the Company or any recipient in the event one or more Awards do not so qualify.

        4.    Duration of and Common Stock Subject to the Plan.

          (a)    Term.    The Plan shall become effective as of September 10, 2004, the date of its adoption by the Board, subject to ratification by the stockholders of the Company within twelve (12) months after the effective date. In the event that the stockholders of the Company do not ratify the Plan within twelve (12) months after the effective date, any Awards granted pursuant to the Plan shall be rescinded automatically. Unless sooner terminated by the Board, the Plan shall continue until September 9, 2014, one day prior to the tenth (10th) anniversary of the Plan's effective date, when it shall terminate and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect the Awards that are outstanding on the termination date.

          (b)    Shares of Common Stock Subject to the Plan.    The maximum total number of shares of Common Stock with respect to which aggregate stock Awards may be granted under the Plan shall be 660,000. The maximum number of shares of Common Stock which may be issued pursuant to Incentive Stock Options under this Plan may not exceed 250,000.

              (i)  All of the amounts stated in this Paragraph (b) are subject to adjustment as provided in Section 15 below.

             (ii)  For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise or used for payment or settlement of Awards.

            (iii)  If any Awards are forfeited, terminated, expire unexercised, settled or paid in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

          (c)    Source of Common Stock.    Common Stock which may be issued under the Plan may be either authorized and unissued stock or issued stock that has been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

        5.    Eligibility.    Incentive Stock Options may only be granted to Employees of the Company or a Subsidiary. Employees, Non-Employee Directors, and Consultants of the Company or a Subsidiary are eligible to receive Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Awards, Performance Awards and other Awards under the Plan.

        6.    Stock Options.    Stock options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options (collectively referred to as "Stock Options"). Stock Options shall be subject to the terms and conditions set forth below. Each written Stock Option agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

          (a)    Grant.    Stock Options shall be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and pursuant to written agreements with the Participant in such form as the Committee may from time to time approve in its sole and absolute discretion. The terms of individual Stock Option agreements need not be identical. Each Stock Option agreement shall state specifically whether it is intended to be an Incentive Stock Option agreement or a Non-Qualified Stock Option agreement. Stock Options may be granted alone or in addition to other Awards under the Plan. No person may be granted (in any calendar year) options to purchase more than 100,000 shares of Common Stock (subject to adjustment pursuant to Section 15 below). The foregoing sentence is an annual limitation on grants and not a cumulative limitation. Any Stock Option repriced during a year shall count against this annual limitation.

          (b)    Exercise Price.    Except as otherwise provided for in Paragraph (f) below, the exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

          (c)    Option Term.    The term of each Stock Option shall be fixed by the Committee. However, the term of any Stock Option shall not exceed ten (10) years after the Date of Grant of such Stock Option.

          (d)    Exercisability.    A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the Date of Grant and set forth in the written Stock Option agreement. A written Stock Option agreement may, if permitted pursuant to its terms, become exercisable in full upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control).

          (e)    Method of Exercise.    A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Committee specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price (i) in cash, (ii) check or wire transfer, (iii) if acceptable to the Committee, in shares of Common Stock already owned by the Participant or a Qualified Note or (iv) any combination of the foregoing methods of payment. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of part or all of the exercise price of such shares; provided, that such payment would not cause the Company to recognize compensation expense for financial reporting purposes or to violate Section 402 of the Sarbanes-Oxley Act of 2002, as determined by the Committee in its sole discretion.

          (f)    Special Rules for Incentive Stock Options.    The terms specified below shall be applicable to all Incentive Stock Options. Stock Options which are specifically designated as Non-Qualified Stock Options when issued under the Plan shall not be subject to the terms of this Paragraph.

            (i)    Exercise Price.    In the case of an Incentive Stock Option, the exercise price of such Stock Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of the Grant of such Stock Option.

            (ii)    Ten Percent Stockholder.    If any Employee to whom an Incentive Stock Option is granted is a Ten Percent Stockholder, then the exercise price of the Incentive Stock Option shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant of such Incentive Stock Option, and the term of the Incentive Stock Option shall not exceed five (5) years measured from the Date of Grant of such option.

            (iii)    Dollar Limitation.    In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Optioned Stock (determined as of the Date of Grant of each Stock Option) with respect to Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Stock Options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted. Any Stock Options in excess of such limitation shall automatically be treated as Non-Qualified Stock Options.

          (g)    Repricing.    Except for either adjustments pursuant to Section 15 (relating to the adjustment of shares), or decreases approved by the Company's stockholders, the exercise price for any outstanding Stock Option granted under the Plan may not be decreased after the date of grant, nor may an outstanding Stock Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Stock Option with a lower exercise price.

        7.    Stock Appreciation Rights.    The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions. Furthermore, the Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable. The terms of each Stock Appreciation Right granted shall be set forth in a written agreement between the Company and the Participant receiving such grant. The terms of such agreements need not be identical.

          (a)    Stock Appreciation Rights.    A Stock Appreciation Right is an Award determined by the Committee entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on a fixed date, which shall be the date concluding a measuring period set by the Committee upon granting the Stock Appreciation Right, over the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right. No Stock Appreciation Rights granted in any calendar year to any person may be measured by an amount of shares of Common Stock in excess of 100,000 shares, subject to adjustment under Section 15 below. The foregoing sentence is an annual limitation on grants and not a cumulative limitation.

          (b)    Grant.    A Stock Appreciation Right may be granted in addition to or completely independently of any other Award under the Plan. Upon grant of a Stock Appreciation Right, the Committee shall select and inform the Participant regarding the number of shares of Common Stock subject to the Stock Appreciation Right and the date that constitutes the close of the measuring period.

          (c)    Measuring Period.    A Stock Appreciation Right shall accrue in value from the Date of Grant over a time period established by the Committee. In the written Stock Appreciation Right agreement, the Committee may also provide (but is not required to provide) that a Stock Appreciation Right shall be automatically payable on one or more specified dates prior to the normal end of the measuring period upon the occurrence of events selected by the Committee

  (including, but not limited to, a Change in Control) that are beyond the control of the Participant. The Committee may provide (but is not required to provide) in the Stock Appreciation Right agreement that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m).

          (d)    Form of Payment.    Payment pursuant to a Stock Appreciation Right may be made (i) in cash, (ii) in shares of Common Stock or (iii) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, at the time of payment or at any time in between such dates. However, any Stock Appreciation Right paid upon or subsequent to the occurrence of a Change in Control shall be paid in cash.

        8.    Restricted Awards.    Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions. Furthermore, the Restricted Awards shall be pursuant to a written agreement executed both by the Company and the Participant, which agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. The terms of such written agreements need not be identical.

          (a)    Restricted Stock Grants.    A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Paragraph (d) below.

          (b)    Restricted Unit Grants.    A Restricted Unit Grant is an Award of units (with each unit having a value equivalent to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such units upon termination of Service for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of such units.

          (c)    Grants of Awards.    Restricted Awards may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions (including performance goals) on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

          (d)    Restriction Period.    Restricted Awards shall provide that in order for a Participant to vest in such Awards, the Participant must continuously provide Services, subject to relief for specified reasons, for such period as the Committee may designate at the time of the Award ("Restriction Period"). If the Committee so provides in the written agreement with the Participant, a Restricted Award may also be subject to satisfaction of such performance goals as are set forth in such agreement. During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions during the

  Restriction Period upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control). The Committee may provide (but is not required to provide) in the written agreement with the Participant that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments or by action of the Committee), the Participant shall be entitled to receive his or her Restricted Award or portion thereof, as the case may be.

          (e)    Payment of Awards.    A Participant who receives a Restricted Stock Grant shall be paid solely by release of the restricted stock at the termination of the Restriction Period (whether in one payment, in installments or otherwise). A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the specified Restriction Period (i) in cash, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment or at any time in between such dates.

          (f)    Rights as a Stockholder.    A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a stockholder of the Company, including the right to vote the stock, and the right to receive any cash dividends. Such cash dividends shall be withheld, however, until their release upon lapse of the restrictions under the Restricted Award. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

        9.    Performance Awards.    Performance Awards granted under the Plan may be in the form of either Performance Share Grants or Performance Unit Grants. Performance Awards shall be subject to the terms and conditions set forth below. Furthermore, the Performance Awards shall be subject to written agreements which shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. Such agreements need not be identical.

          (a)    Performance Share Grants.    A Performance Share Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

          (b)    Performance Unit Grants.    A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Committee) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

          (c)    Grants of Awards.    Performance Awards shall be granted under the Plan pursuant to written agreements with the Participant in such form as the Committee may from time to time approve. Performance Awards may be granted alone or in addition to other Awards under the

  Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award made to any Participant.

          (d)    Performance Goals and Performance Periods.    Performance Awards shall provide that, in order for a Participant to vest in such Awards, the Company must achieve certain performance goals ("Performance Goals") over a designated performance period selected by the Committee ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee, in its sole and absolute discretion. The Committee shall establish Performance Goals for each Performance Period before the commencement of the Performance Period and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). The Committee shall also establish a schedule or schedules for such Performance Period setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals, the Committee may use such measures as return on equity, earnings growth, revenue growth, comparisons to peer companies, or such other measure or measures of performance in such manner as it deems appropriate.

          (e)    Payment of Awards.    In the case of a Performance Share Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award as of the end of the Performance Period. In the case of a Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. The Committee, pursuant to the written agreement with the Participant, may make such Performance Awards payable in whole or in part upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control). The Committee may provide (but is not required to provide) in the written agreement with the recipient that, in the case of a cash payment, acceleration in payment of a Performance Award shall also be subject to discounting to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Payment in settlement of a Performance Award shall be made as soon as practicable following the conclusion of the Performance Period (i) in cash, (ii) in shares of Common Stock, or (iii) in any combination of the above, as the Committee may determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment, or at any time in between such dates.

        10.    Other Stock-Based and Combination Awards.

          (a)   The Committee may grant other Awards under the Plan pursuant to which Common Stock is or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such other stock-based grants may be granted either alone or in addition to any other type of Award granted under the Plan.

          (b)   The Committee may also grant Awards under the Plan in combination with other Awards or in exchange of Awards, or in combination with or as alternatives to grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

          (c)   Subject to the provisions of the Plan, the Committee shall have authority to determine the individuals to whom and the time or times at which the Awards shall be made, the number of shares of Common Stock to be granted or covered pursuant to such Awards, and any and all other conditions and/or terms of the Awards.

        11.    Deferral Elections.    The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

        12.    Dividend Equivalents.    Awards of Stock Options, Stock Appreciation Rights, Restricted Unit Grants, Performance Share Grants, and other stock-based Awards may, in the sole and absolute discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

        13.    Termination of Service.    The terms and conditions under which an Award may be exercised after a Participant's termination of Service shall be determined by the Committee and reflected in the written agreement with the Participant concerning the Award.

        14.    Non-Transferability of Awards.    No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant, voluntarily or involuntarily (including without limitation, an assignment or transfer pursuant to a divorce decree or settlement), except by will or the laws of descent and distribution. Subject to the foregoing, during the lifetime of a Participant, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative if the Participant is Disabled.

        15.    Adjustments Upon Changes in Capitalization, Etc.

          (a)   The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

          (b)   In the event of any change in capitalization affecting the Common Stock after the effective date of this Plan, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of stock, other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made, including without limitation, with respect to (i) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, (ii) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (iii) the number of shares of Common Stock covered by each outstanding Award, and (iv) the price per share in respect of outstanding Awards. Such adjustments shall be made by the Committee so that the adjustments shall not result in an accounting consequence under APB 25 and FASB Interpretation No. 44, as amended, and any successor thereof. The Committee's determination with respect to the adjustments shall be final, binding, and conclusive.

          (c)   The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders.

        16.    Change in Control.    To the extent that the Committee, in its sole discretion, determines that the payments provided in Subsection (a) through (d) below do not constitute an "excess parachute payment" under Code Section 280G, and except as the Committee may in its discretion otherwise provide in any Award agreement, in the event of a Change in Control:

          (a)   All outstanding Stock Options shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Change in Control (and remain exercisable until the time of termination specified in the relevant Award Agreement);

          (b)   Notwithstanding paragraph (a) above, all Stock Options issued to non-employee directors shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Change in Control (and remain exercisable until the time of termination specified in the relevant Award Agreement) irrespective of whether such Stock Options are assumed by the successor corporation or its parent company or are affirmed by the Company;

          (c)   All restrictions and conditions of the Restricted Stock Grants and Restricted Unit Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and

          (d)   The Performance Share Grants and Performance Unit Grants shall be deemed to have been fully earned as of the date of the Change in Control.

        17.    Amendment and Termination.    Without further approval of the stockholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable. However, the Board may not, without approval of the stockholders, make any amendment which would (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan or the number of shares of Common stock that may be issued to any one recipient (except for adjustments pursuant to Section 15 above), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for stockholder approval. Notwithstanding the foregoing, the Plan may not be amended more than once every six months other than to comply with the changes in the Code.

        18.    Miscellaneous Matters.

          (a)    Tax Withholding.

              (i)  The Company's obligation to deliver Common Stock and/or pay any amount under the Plan shall be subject to the satisfaction of all applicable federal, state, local, and foreign tax withholding requirements.

             (ii)  The Committee may, in its discretion, provide the Participants or their successors with the right to use previously vested Common Stock in satisfaction of all or part of the taxes incurred by such Participants in connection with the Plan; provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum applicable statutory rates. Such right may be provided to any such holder in either or both of the following formats.

        1.    Stock Withholding:    The election to have the Company withhold, from the Common Stock otherwise issuable under the Plan, a portion of the Common Stock with an aggregate Fair Market Value equal to the taxes calculated using the minimum applicable statutory rates.

        2.    Stock Delivery:    The election to deliver to the Company, at the time the taxes are required to be withheld, one or more shares of Common Stock previously acquired by the Participant or his or her successor with an aggregate Fair Market Value equal to the taxes calculated using the minimum statutory rates.

          (a)    Not an Employment or Service Contract.    Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue in the Service of the Company or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the Services of any of its Employees, Non-Employee Directors, or Consultants at any time, with or without cause.

          (b)    Unfunded Plan.    The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any written contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

          (c)    Annulment of Awards.    The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant becomes entitled to the certificate in settlement thereof. Payment under any Awards granted pursuant to the Plan is wholly contingent upon stockholder approval of the Plan. Where approval for an Award sought pursuant to Section 162(m)(4)(C)(ii) of the Code is not granted by the Company's stockholders, the Award shall be annulled automatically. In the event the Service of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For purposes of the Plan, the term "terminated for cause" means any discharge because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, continuing intentional or habitual failure to perform stated duties, violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), or material breach of any provision of an employment or independent contractor agreement with the Company.

          (d)    Other Company Benefit and Compensation Programs.    Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in addition to, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements (in addition to this Plan) as it deems necessary to attract, retain, and motivate officers, directors, employees or independent contractors for their service with the Company and its Subsidiaries.

          (e)    Securities Law Restrictions.    No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the

  Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (f)    Award Agreement.    Each Participant receiving an Award under the Plan shall enter into a written agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole and absolute discretion, determine.

          (g)    Costs of Plan.    The costs and expenses of administering the Plan shall be borne by the Company.

          (h)    Governing Law.    The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

Earl Scheib, Inc., a Delaware corporation
Date: September 10, 2004	By:
Christian K. Bement
	Its:	President and Chief Executive Officer

CERTIFICATE OF SECRETARY

        The undersigned, being the Corporate Secretary of Earl Scheib, Inc., a Delaware corporation, hereby certifies that the foregoing Earl Scheib, Inc. 2004 Omnibus Equity Incentive Plan (the "Plan") was, pursuant to the Certificate of Incorporation and Bylaws of the Corporation, duly adopted by the Board of Directors on September 10, 2004. The Plan was approved by the shareholders of the Corporation on                        , 2004.

Date:
David I. Sunkin

PROXY	EARL SCHEIB, INC.

        Solicited on behalf of the Board of Directors of EARL SCHEIB, INC. (the "Company") for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held on November 2, 2004 at 10:00 A.M., in the Palisades Room at the Courtyard by Marriott Hotel, 15433 Ventura Boulevard, Sherman Oaks, California.

        The undersigned hereby appoints John K. Minnihan and David I. Sunkin, or either one of them, as proxies, with full power of substitution, to vote all shares of Common Stock of the Company held of record by the undersigned on September 24, 2004 at the Annual Meeting or at any adjournments thereof, on the proposal set forth below and in their discretion upon such other business as may properly come before the Annual Meeting.

        The Board of Directors recommends a vote FOR all nominees listed in Proposal 1.

1.	ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

Robert M. Smiland Christian K. Bement Allan E. Buch James P. Burra Salvatore J. Zizza

(INSTRUCTION: To withhold authority for any individual strike through that nominee's name on the line above)

2.	APPROVAL OF 2004 EQUITY INCENTIVE PLAN

	☐ FOR	☐ AGAINST	☐ ABSTAIN

(Please sign and date on reverse side)

(Continued from the front side of card)

3.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, this proxy will be voted for all nominees listed in Proposal 1 and for approval of the 2004 Equity Incentive Plan. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Proxy Statement dated October 1, 2004 is acknowledged.
Date:	, 2004

(Signature)

(Signature)
Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please include full title.

QuickLinks

ITEM 1—ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
Option/SAR Grants In Last Fiscal Year
Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values
ITEM 2—APPROVAL OF 2004 EQUITY INCENTIVE PLAN
EARL SCHEIB, INC. AUDIT COMMITTEE CHARTER
Proposed Duties and Responsibilities of Directors Performing the Nominating Function of the Board of Directors of Earl Scheib, Inc.
EARL SCHEIB, INC. 2004 EQUITY INCENTIVE PLAN
CERTIFICATE OF SECRETARY